KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments - March 31, 2024 (Unaudited)

COMMON STOCKS - 48.4%	Shares	Value
Accommodation - 0.6%
Civeo Corp.	5,400	$144,990

Administrative and Support Services - 0.1%
RB Global, Inc.	200	15,234

Aerospace and Defense - 0.2%
CACI International, Inc. - Class A(a)	100	37,883
Elbit Systems Ltd.	10	2,102
		39,985
Asset Management - 0.1%
Investor AB ser.B NPV(a)	800	20,078

Chemical Manufacturing - 0.1%
Resonac Holdings Corp.	600	13,896

Diversified Real Estate Activities - 1.9%
PrairieSky Royalty Ltd.	22,800	446,557

Entertainment - 0.3%
IG Port, Inc.	1,800	79,548

Funds, Trusts, and Other Financial Vehicles - 1.6%
Grayscale Ethereum Classic Trust(a)	24	405
Mesabi Trust	20,900	369,930
		370,335
Global Exchanges - 1.5%
ASX Ltd.	800	34,626
B3 SA - Brasil Bolsa Balcao	30,000	71,779
Deutsche Boerse AG	600	122,763
Euronext NV(b)	1,120	106,573
Japan Exchange Group, Inc. - ADR	1,700	23,018
		358,759
Hospitality and Tourism - 0.6%
Carnival Corp.(a)	4,200	68,628
Norwegian Cruise Line Holdings Ltd.(a)	2,000	41,860
Royal Caribbean Cruises Ltd.(a)	200	27,802
		138,290

Live Sports (Spectator Sports) - 0.4%
BIGLEAGUE(a)(c)	1,818	99,990

Management of Companies and Enterprises - 3.8%
Associated Capital Group, Inc. - Class A	13,300	435,043
Galaxy Digital Holdings Ltd.(a)	42,000	448,667
		883,710
Mining (except Oil and Gas) - 3.9%
Franco-Nevada Corp.	600	71,496
Sandstorm Gold Ltd.	90,000	472,500
Wheaton Precious Metals Corp.	8,100	381,753
		925,749

AutoNation, Inc.(a)	40	6,623
Penske Automotive Group, Inc.	30	4,860
		11,483
Nonmetallic Mineral Product Manufacturing - 0.4%
Eagle Materials, Inc.	320	86,960

Oil and Gas Extraction - 23.7%
Permian Basin Royalty Trust	40,000	484,000
Texas Pacific Land Corp.	8,634	4,994,856
		5,478,856
Other Financial Investment Activities - 2.4%
GAMCO Investors, Inc. - Class A	26,010	557,134

Other Investment Pools and Funds - 1.9%
Partners Value Investments LP(a)(c)	2,193	142,471
Urbana Corp.	46,800	188,298
Urbana Corp. - Class A	30,000	103,651
		434,420
Real Estate - 0.6%
Tejon Ranch Co.(a)	9,200	141,772

Securities and Commodities Exchanges - 0.4%
Bakkt Holdings, Inc.(a)(e)	50,000	22,990
Cboe Global Markets, Inc.	200	36,746
CME Group, Inc.	200	43,058
		102,794
Securities and Commodity Exchanges - 0.3%
Intercontinental Exchange, Inc.	500	68,715

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
Brookfield Asset Management Ltd.	400	16,808
Brookfield Corp.	4,000	167,480
Brookfield Reinsurance Ltd.	210	8,699
Brookfield Reinsurance Ltd.(e)	22	925
		193,912
Support Activities for Mining - 0.0%(d)
Core Laboratories, Inc.	200	3,416
Liberty Energy, Inc.	200	4,144
		7,560
Support Activities for Water Transportation - 2.7%
Clarkson PLC	9,000	455,510
Siem Industries, Inc.(a)(c)	5,500	154,000
		609,510
TOTAL COMMON STOCKS (Cost $7,258,094)		11,230,237

EXCHANGE TRADED FUNDS - 42.4%	Shares	Value
Grayscale Bitcoin Trust BTC(a)(f)	153,520	9,697,857
ProShares UltraPro QQQ	810	49,864
ProShares UltraPro Short QQQ(e)	4,780	50,094
TOTAL EXCHANGE TRADED FUNDS (Cost $375,317)		9,797,815

WARRANTS - 0.1%	Contracts	Value
Other Investment Pools and Funds - 0.1%
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50(a)	3,493	25,865
TOTAL WARRANTS (Cost $19,638)		25,865

PREFERRED STOCKS - 0.0%(d)	Shares	Value
Other Investment Pools and Funds - 0.0%(d)
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030(c)	2,193	1,097
Partners Value Investments LP/old, Series 1, 4.50%, Perpetual	515	9,275
		10,372
TOTAL PREFERRED STOCKS (Cost $12,301)		10,372

CONVERTIBLE BONDS - –%	Par	Value
Department Stores - –%(d)
Sears Holdings Corp., 8.00%, 12/15/2019 (c)(g)	41,080	0
TOTAL CONVERTIBLE BONDS (Cost $41,080)		0

TOTAL INVESTMENTS - 90.9% (Cost $7,706,430)		$21,064,289
Other Assets in Excess of Liabilities - 9.1%		2,116,638
TOTAL NET ASSETS - 100.0%		$23,180,927

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $106,573 or 0.5% of the Fund’s net assets.

(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $397,558 or 1.7% of net assets as of March 31, 2024.

(d)	Represents less than 0.05% of net assets.
(e)
All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $74,186 at March 31, 2024 which represented 0.3% of net assets. The total collateral for the loaned securities was cash in the amount of $ 102,149.

(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(g)	Issuer is currently in default.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third-party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2024, 1.13%, 1.66%, 2.78%, and 0.09% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolio and Spin-off Fund did not hold any fair-valued securities at March 31, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio's net assets as of March 31, 2024:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$10,824,151		$9,624	$396,461		$11,230,236
Exchange Traded Funds	9,797,816		–	–		9,797,816
Preferred Stocks	–		9,275	1,097		10,372
Convertible Bonds	–		–	–	*	–
Warrants	–		25,865	–		25,865
Total Investments in Securities	$20,621,967		$44,764	$397,558		$21,064,289

During the period ended March 31, 2024, there were transfers into Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2023	$259,490
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(5,500)	***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	143,568
Balance as of March 31, 2024	$397,558

Description	Fair Value at 3/31/2024		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$99,990		Cost Approach	Precedent Transaction	$55.00 - $55.00
Common Stocks	$142,471		Market Approach	Precedent Transaction	$70.00 - $94.89
Common Stocks	$154,000		Market Approach	Precedent Transaction	$27.50 - $29.00
Preferred Stock	$1,097		Market Approach	Precedent Transaction	$0.50 - $0.70
Convertible Bonds	$-	*	Asset Liquidation Analysis	Liquidation Proceeds	$0.00 - $0.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect.
Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2024 is $(3,707).